UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): May 19, 2006

                                  CARDIMA, INC.
               (Exact name of registrant as specified in charter)



       Delaware                         000-22419               94-3177883
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
 Incorporation or Organization)                              Identification No.)

                47266 Benicia Street, Fremont, California, 94538
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 354-0300

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On May 19, 2006, the U.S. Food and Drug Administration granted 510(k) marketing clearance for the Cardima Ablation System, which ablates cardiac tissue during heart surgery using radio frequency (RF) energy.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1     Press Release of Cardima, Inc. dated May 25, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARDIMA, INC.



Date: May 25, 2006              By: /s/ Gabriel B. Vegh
                                ------------------------
                                Name:   Gabriel B. Vegh
                                Chief Executive Officer,
                                Chief Financial Officer